EX99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck Funds (comprising of Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund), do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of Van Eck Funds for the period ended December 31, 2009 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck Funds.


Dated:  March 10, 2010                   /s/ Derek S. van Eck
                                        ----------------------------------------
                                        Derek S. van Eck
                                        Chief Executive Officer
                                        Van Eck Funds


Dated:  March 10, 2010                   /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Van Eck Funds



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.